Exhibit 10.12


            AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF REORGANIZATION


         This AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF REORGANIZATION ("Amendment No. 3") is made as of July 26, 1996 between CROWLEY, MILNER AND COMPANY, a Michigan corporation ("Crowley's"), and the shareholders of STEINBACH STORES, INC., an Ohio corporation ("Steinbach"), listed on the signature page hereof (collectively, the "Shareholders").


                                   Recitals

         1. Prior to the date hereof, the parties hereto entered into that certain Agreement and Plan of Reorganization dated November 17, 1995 as amended by Amendment No. 1 thereto dated December 29, 1995 and Amendment No. 2 thereto dated May 14, 1996 (collectively, the "Agreement and Plan of Reorganization").

         2. The parties hereto desire to further amend the Agreement and Plan of Reorganization.

                                   Agreement

         NOW, THEREFORE, in consideration of these premises and subject to the terms and conditions contained herein and for the other consideration provided herein, the parties agree to amend the Agreement and Plan of Reorganization as follows:

         A. Termination -- Methods. Section 8.1(h) of the Agreement and Plan of Reorganization is amended and restated in its entirety as follows:

                 (h) By either the Shareholders or Crowley's if the Closing has not occurred on or before August 31, 1996.

         B. Effective Date. The effective date of this Amendment No. 3 is as of the date first written above.

         C. Continuation of Agreement. Except as expressly modified or amended hereby, all of the terms and conditions of the Agreement and Plan of Reorganization shall continue and remain in full force and effect.

         D. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement and Plan of Reorganization.

         E. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 3 as of the day and year first above written.


                                  CROWLEY, MILNER AND COMPANY, Crowley's


                                  By: /s/ DENNY CALLAHAN
                                      ------------------------------
                                      Denny Callahan
                                  Its: CEO



                                  JEROME SCHOTTENSTEIN SUB CHAPTER S TRUST
                                  NOS. 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10,
                                  each a Shareholder and collectively the
                                  Shareholders


                                  By: /s/ JAY L. SCHOTTENSTEIN
                                      ---------------------------------
                                      Jay L. Schottenstein, Trustee for
                                      each of the above-named Trusts